                                                                   EXHIBIT 10.11


                     PARENT SUBORDINATED INTERCOMPANY NOTE
                     -------------------------------------



                                                              New York, New York
                                                                November 7, 1996



             FOR VALUE RECEIVED, MOTORS AND GEARS INDUSTRIES, INC., a Delaware corporation (the "Payor"), hereby promises to pay to the order of MOTORS AND GEARS, INC. (the "Payee"), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the unpaid principal sum of ONE HUNDRED SEVENTY MILLION DOLLARS, which amount shall be payable on November 15, 2006. Unless otherwise defined herein, all capitalized terms used herein or in Annex A attached hereto and defined in the Credit Agreement referred to below shall have the meaning assigned to such term in the Credit Agreement.

             The Payor promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at a rate of 10-3/4% per annum, such interest to be paid semi-annually on each May 15 and November 15 of each year, commencing May 15, 1997, and at maturity hereof. In addition, the Payor promises to pay as additional interest in like money at said office on each Damages Payment Date (as defined in the Senior Unsecured Note Indenture) an amount equal to all accrued Liquidated Damages (as defined in the Senior Unsecured Note Indenture) required to be paid on such date pursuant to the terms of the Senior Unsecured Note Documents.

             This Note is subject to voluntary prepayment, in whole or in part, at the option of the Payor, without premium or penalty, except that any voluntary prepayment of this Note to be used by Payee to repay the outstanding principal of its Senior Unsecured Notes shall be accompanied by the amount of premium to be used by Payee in connection with such repayment of principal of outstanding Senior Unsecured Notes. This Note is not subject to mandatory repayment or acceleration.

             This Note is the Parent Subordinated Intercompany Note referred to in the Credit Agreement, dated as of November 7, 1996, among the Payor, the lenders from time to time party thereto and Bankers Trust Company, as Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and shall be subject to the provisions thereof.

             Notwithstanding anything to the contrary contained in this Note, the Payee understands and agrees that the Payor shall not be required to make, and shall not make, any payment of principal or interest on this Note to the extent that such payment is prohibited by the terms of any Senior Indebtedness (as defined in Section 1.07 of Annex A attached hereto), including, but not limited to, Sections 9.03 and 9.10 of the Credit Agreement.

             This Note, and the Payor's obligations hereunder, shall be subordinate and junior to all indebtedness of the Payor constituting Senior Indebtedness on the terms and conditions set forth in Annex A attached hereto, which Annex A is herein incorporated by reference and made a part hereof as if set forth herein in its entirety.

             The Payee is hereby authorized (but shall not be required) to record repayments or prepayments made in respect of this Note, in its books and records, such books and records constituting prima facie evidence of the
                                                    ----- -----
   accuracy of the information contained therein.

             All payments under this Note shall be made without offset, counterclaim or deduction of any kind. Neither this Note nor any right to receive payments hereunder may be assigned by the Payee.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



                                 MOTORS AND GEARS INDUSTRIES, INC.



                                 By: /s/ Jonathan F. Boucher
                                     ---------------------------
                                     Title: Vice President

                                                                         ANNEX A
                                                                         -------



             Section 1.01.  Subordination of Liabilities.  Motors and Gears
                            ----------------------------
   Industries, Inc. (the "Payor"), for itself, its successors and assigns, covenants and agrees, and each holder of the promissory note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

             Section 1.02.  Payor Not to Make Payments with Respect to
                            ------------------------------------------
   Subordinated Indebtedness in Certain Circumstances.  (a)  Upon the maturity
   --------------------------------------------------
   of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) owing in respect thereof, in each case to the extent due and owing, shall first be paid in full in cash, before any payment, whether in cash, property, securities or otherwise, is made on account of the Subordinated Indebtedness.

             (b) Until all Senior Indebtedness has been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, the sum of all payments in respect of the Note (including principal and interest) shall not exceed at any time that amount permitted by the terms of the respective issue of Senior Indebtedness (including without limitation after giving effect to the limitations contained in Section 9.03 of the Credit Agreement).

             (c) The Payor may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash if any Event of Default under Section 10.01, 10.03 (due to a breach of Section 9.03, 9.08 or 9.09), 10.04, 10.05, 10.09 or 10.10 of the
   Credit Agreement (as defined in Section 1.07 of this Annex A) or any corresponding event of default under any other issue of Senior Indebtedness would result therefrom. Each holder of the Note hereby agrees that, so long as any such event of default in respect of any issue of Senior Indebtedness exists, it will not demand, sue for, or otherwise take any action to enforce the Payor's obligations

                                                                         ANNEX A
                                                                          Page 2


   to pay, amounts owing in respect of the Note. Each holder of the Note understands and agrees that to the extent that clause (b) or this clause (c) of this Section 1.02 reduces the payment of interest and/or principal which would otherwise be payable under the Note but for the limitations set forth in such clause (b) or (c), such unpaid amount shall not constitute a payment default under the Note and the holder of the Note may not sue for, or otherwise take action to enforce the Payor's obligation to pay such amount, provided that such unpaid principal or interest shall remain an obligation of
   --------
   the Payor to the holder of the Note pursuant to the terms of the Note.

             (d) In the event that notwithstanding the provisions of the preceding subsections (a), (b) and (c) of this Section 1.02, the Payor shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a), (b) or (c), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining
                   --- ----
   unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Payor shall give the holder of the Note prompt written notice of any event which would prevent payments under Section 1.02(a), (b) or (c) hereof.

             (e) All amounts required to be delivered to the holders of Senior indebtedness pursuant to clause (d) of this Section 1.02, Section 1.03 hereof or elsewhere in this Annex A shall take into account the relative priorities and subordination provisions of such Senior Indebtedness.

             Section 1.03.  Subordination to Prior Payment of All Senior
                            --------------------------------------------
   Indebtedness on Dissolution, Liquidation or Reorganization of Payor.  Upon
   -------------------------------------------------------------------
   any distribution of assets of the Payor upon any dissolution, winding up, liquidation or reorganization of the Payor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

             (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to such Senior Indebtedness, whether or not such post-petition interest is

                                                                         ANNEX A
                                                                          Page 3

        an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

             (b) any payment or distributions of assets of the Payor of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

             (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

             Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Payor shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Payor (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

             Section 1.04.  Subrogation.  Subject to the prior payment in full
                            -----------
   in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Payor applicable to the Senior Indebtedness until all amounts owing on the Note shall be

                                                                         ANNEX A
                                                                          Page 4

   paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Payor or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Payor, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Payor to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely or the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

             Section 1.05.  Obligation of Payor Unconditional.  Nothing
                            ---------------------------------
   contained in this Annex A or in the Note is intended to or shall impair, as between the Payor and the holder of the Note, the obligation of the Payor, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Payor other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law upon an event of default under the Note, subject to the rights under this Annex A of the holders of Senior Indebtedness. Upon any distribution of assets of the Payor referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

             Section 1.06.  Subordination Rights Not Impaired by Acts or
                            --------------------------------------------
   Omissions of Payor or Holders of Senior Indebtedness.  No right of any
   ----------------------------------------------------
   present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Payor or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Payor with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness or

                                                                         ANNEX A
                                                                          Page 5

   amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

             Section 1.07.  Senior Indebtedness.  The term "Senior Indebtedness"
                            -------------------
   shall mean all Obligations (as defined below) (i) of the Payor under the Credit Agreement (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement"), dated as of November 7, 1996, by and among the Payor, the lenders from time to time party thereto (the "Banks") and Bankers Trust Company, as Agent, and any renewal, extension, restatement, refinancing or refunding thereof and
   (ii) of the Payor in respect of any Interest Rate Protection Agreement or Other Hedging Agreement. As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, whether or not such interest is an allowed claim against the debtor in any such proceeding).

             Section 1.08.  Miscellaneous.  If, at any time, all or part of any
                            -------------
   payment with respect to Senior Indebtedness theretofore made by the Payor or any other person is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of the Payor or such other person), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.